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     AMENDMENT No. 5, dated as of September 18, 2000, to WARRANT AGREEMENT dated as of September 15, 1998, as previously amended by Amendment No. 1 dated as of September 15, 1999, Amendment No. 2 dated as of July 27, 2000, Amendment No. 3 dated as of August 15, 2000 and Amendment No. 4 dated as of September 15, 2000 (as amended, the "Original Agreement") between Insignia Financial Group, Inc., a Delaware corporation formerly known as Insignia/ESG Holdings, Inc. (the "Corporation"), and APTS Partners, L.P., a Delaware limited partnership ("APTS"), providing for the issuance of warrants to purchase 293,333 shares of common stock, par value $.01 per share, of the Corporation.

         WHEREAS, pursuant to that certain letter agreement dated the date hereof, the Corporation and APTS desire to extend the Expiration Date (as defined in the Original Agreement) of the Warrants provided for in the Original Agreement;

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Terms used herein shall have the meanings set forth in the Original Agreement, unless otherwise defined herein.

         2. The Expiration Date of the Warrants is hereby extended from September 18, 2000 to August 1, 2001.

         3. Except as set forth in this Amendment No. 5, the Original Agreement is hereby ratified and confirmed in all respects.

         4. Any Warrant Certificate evidencing Warrants need not be amended to reflect the change in Expiration Date provided for herein in order to give full effect to such change.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to the Original Agreement to be duly executed and delivered by their proper and duly authorized officers, as of the date and year first above written.

                               INSIGNIA FINANCIAL GROUP, INC.


                               By:---------------------------------------
                                  Name:  Adam B. Gilbert
                                  Title: Executive Vice President

                               APTS PARTNERS, L.P.

                               By:  APTS GP Partners, L.P., its general partner
                               By:  APTS Acquisition Corporation, its general
                                         partner

                               By:--------------------------------------
                                  Name:  John R. S. Jacobsson
                                  Title: Vice President